UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 14, 2012

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Crosstex Energy, Inc. (the “Registrant”) owns the general partner interest, a 22 percent limited partner interest and the incentive distribution rights of Crosstex Energy, L.P. (the “Partnership”).

On September 14, 2012, the Partnership entered into a privately negotiated Common Unit Purchase Agreement (the “Purchase Agreement”) with Kayne Anderson Energy Development Company, Kayne Anderson Energy Total Return Fund, Inc., Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson MLP Investment Company (collectively, the “Purchasers”) to issue and sell an aggregate of 5,660,378 common units representing limited partner interests of the Partnership (the “Common Units”) for a purchase price of $13.25 per unit (the “Offering”). The Offering closed on September 14, 2012. The Common Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-166663) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on May 21, 2010.

The purchase price was negotiated by the Partnership and the Purchasers in an arms-length negotiation based on the market price of the Common Units. Net proceeds to the Partnership from the Offering, after deducting expenses associated with the sale, are expected to be approximately $74.9 million. The Purchase Agreement was entered into primarily to fund the Partnership’s currently identified projects, including the Cajun-Sibon NGL pipeline expansion, and for general partnership purposes.

Each of the Purchasers has agreed not to sell or otherwise transfer the purchased Common Units for a period of 60 days after the closing of the Offering.

The description of the Purchase Agreement above does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.                                          Regulation FD Disclosure.

On September 14, 2012, the Partnership issued a press release (the “Offering Press Release”) announcing that it had entered into the Purchase Agreement with the Purchasers.  Also on September 14, 2012, the Partnership issued a press release (the “Amendment Press Release”) announcing the amendment to the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership, as previously disclosed.  Copies of the Offering Press Release and the Amendment Press Release are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.                                          Other Events.

In connection with the Offering, the Partnership is filing the opinions of Baker Botts L.L.P. as part of this Current Report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinions of Baker Botts L.L.P. are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

5.1	—

Opinion of Baker Botts L.L.P. (incorporated by reference to Exhibit 5.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

8.1	—

Opinion of Baker Botts L.L.P. as to certain tax matters (incorporated by reference to Exhibit 8.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

10.1	—

Common Unit Purchase Agreement, dated as of September 14, 2012, by and among Crosstex Energy, L.P. and each of the Purchasers set forth on Schedule A thereto (incorporated by reference to Exhibit 10.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
99.1	—

Press Release dated September 14, 2012 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

99.2	—

Press Release dated September 14, 2012 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: September 14, 2012	By:	/s/ Michael J. Garberding
Michael J. Garberding
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

5.1	—

Opinion of Baker Botts L.L.P. (incorporated by reference to Exhibit 5.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

8.1	—

Opinion of Baker Botts L.L.P. as to certain tax matters (incorporated by reference to Exhibit 8.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

10.1	—

Common Unit Purchase Agreement, dated as of September 14, 2012, by and among Crosstex Energy, L.P. and each of the Purchasers set forth on Schedule A thereto (incorporated by reference to Exhibit 10.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
99.1	—

Press Release dated September 14, 2012 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).

99.2	—

Press Release dated September 14, 2012 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated September 14, 2012, filed with the Commission on September 14, 2012).